EXHIBIT 10.1

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO RULE 24B-2 AND ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST.  COPIES OF THIS EXHIBIT CONTAINING THE OMITTED INFORMATION HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE OMITTED PORTIONS OF THIS DOCUMENT ARE MARKED WITH A [***].

Amendment #1 to the
Evaluation Corporation Agreement

Incorporating the terms and conditions of the Evaluation Agreement, effective as of June 14, 2010 (hereinafter collectively referred to as the “Agreement"), made by and between Novartis Vaccines and Diagnostics, Inc. ("Novartis V&D") and Accelr8 Technology Corporation ("Accelr8”), the Agreement is amended, effective as of November 10, 2010 as set forth herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Agreement as follows:

•
New Section 2(f) shall be added:  Novartis V&D agrees to pay Accelr8 additional $[***] for Accelr8's commitment to cost and expenses associated with performance of obligations referenced in Exhibit C Evaluation Plan included by reference.

This payment will serve to concurrently extend the Exclusive License Period for negotiation exclusivity for two (2) additional 30 day periods.  For the avoidance of doubt, Novartis V&D will have exclusivity of negotiation extended to January 13, 2011,

•      Section 11.  Extending the Term of the agreement to June 30, 2011.

Capitalized terms in this Amendment # 1 shall have the same meaning as set forth in the Agreement.  All of the other terms and conditions of the Agreement shall continue in full force and effect.  This Amendment #1, together with the Agreement, constitutes the entire agreement between the parties hereto regarding the subject matter hereof and supersedes any prior and/or contemporaneous agreement(s), understanding(s) and/or negotiations(s).

IN WITNESS WHEREOF the parties hereto hereby execute this Amendment # 1 as of the date set forth above.

Novartis Vaccines and Diagnostics, Inc.	Accelr8 Technology Corporation

By:	By:
(Signature)	(Signature)
Name:	Name:

Title:	Title:

Date:	Date:

Accelr8 Technology Corporation	NOVARTIS V&D
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